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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  February 25, 1997


                             QUALCOMM INCORPORATED
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


0-19528                                                                                  95-3685934
(Commission File No.)                                              (IRS Employer Identification No.)

                              6455 LUSK BOULEVARD
                          SAN DIEGO, CALIFORNIA 92121
             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code:  (619) 587-1121
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ITEM 5.  OTHER EVENTS.

     On February 10, 1997, the Board of Directors of QUALCOMM Incorporated (the "Company") authorized an offering (the "Offering") of Trust Convertible Preferred Securities ( the "Securities") of QUALCOMM Financial Trust I, a statutory business trust formed under the laws of the state of Delaware (the "Trust"), an affiliated entity of the Company. On February 19, 1997, the terms of the Offering were finalized, and the offering was closed on February 25, 1997. The description of the Offering is set forth in the Press Releases issued by the Company, dated as of February 10, 1997 and February 19, 1997, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS.
         99.1     Press Release dated February 10, 1997; and
         99.2     Press Release dated February 19, 1997.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

     A portion of the Securities issued in the Offering were not registered under the Securities Act of 1933, as amended, (the "Securities Act"), in reliance upon Regulation S thereunder. The Trust has agreed to sell the Securities to the following initial purchasers (the "Initial Purchasers"):
Lehman Brothers Inc; Bear, Stearns & Co. Inc.; Alex. Brown & Sons Incorporated; Goldman, Sachs & Co.; and Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Initial Purchasers will receive a commission of $15,125,000 in connection with the sale of the Securities ($18,150,000 if the overallotment option is exercised).

     All other information required by Item 701 of Regulation S-B as to all equity securities of the registrant sold by the registrant not registered under the Securities Act in reliance upon Regulation S, is described in the Press Releases issued by the Company, dated as of February 10, 1997 and February 19, 1997, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   QUALCOMM INCORPORATED


Dated:  February 25, 1997                          By: /s/ ANTHONY S. THORNLEY
                                                       -----------------------
                                                       Anthony S. Thornley
                                                       Senior Vice President and
                                                       Chief Financial Officer






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                               INDEX TO EXHIBITS

                                                      PAGE NO.
99.1     Press Release dated February 10, 1997; and
99.2     Press Release dated February 19, 1997.






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